UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2016

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37482

Delaware	46-2078182
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On July 2, 2015, we completed a private placement of $10,000,000,000 aggregate principal amount of senior notes and on May 24, 2016, we completed a private placement of $5,000,000,000 aggregate principal amount of senior notes (together, the “Notes”). In connection with these private placements, Kraft Heinz Foods Company (as issuer) and The Kraft Heinz Company (as guarantor) entered into registration rights agreements with the respective initial purchasers of the Notes in which we agreed, among other things, to complete an exchange offer with respect to the Notes. Concurrently herewith, we are filing a Registration Statement on Form S-4 (the “Form S-4”) to conduct an exchange offer with respect to the Notes.
In connection with the exchange offer, we are subject to the requirements of Rule 3-10(g) of Regulation S-X regarding financial statements of subsidiary issuers of guaranteed securities registered or being registered with the Securities and Exchange Commission (the “SEC”). As a result, we are filing this Current Report on Form 8-K for the purpose of providing (a) the audited consolidated financial statements, included in the Current Report filed on Form 8-K, as filed by The Kraft Heinz Company with the SEC on August 10, 2015, which updated the presentation of certain financial information for the year ended December 27, 2014, which was originally filed in the Annual Report on Form 10-K (“Kraft Form 10-K”) by Kraft Foods Group, Inc. (“Kraft”), to include Note 17, Supplemental Financial Information and (b) the unaudited condensed consolidated financial statements and related notes included in Kraft's quarterly financial information for the fiscal period ended June 27, 2015 that was included as Exhibit 99.1 of our Current Report on Form 8-K that was filed with the SEC on August 10, 2015 (the “Q2 Filing” and, together with the Kraft Form 10-K, the “Kraft Filings”) to include Note 16, Supplemental Financial Information (collectively, the “Updated Financial Statements”). The additional information included in the Updated Financial Statements, which has been prepared in compliance with accounting principles generally accepted in the United States of America, summarizes financial information for Kraft and its non-guarantor subsidiaries on a combined basis pursuant to Rule 3-10 of Regulation S-X. The Updated Financial Statements are filed as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference and will be incorporated by reference in the Form S-4.
Unaffected items and unaffected portions of Kraft's Filings have not been repeated in, and are not amended or modified by, this Current Report, Exhibit 99.1 or Exhibit 99.2. The Updated Financial Statements contained in this Current Report on Form 8-K do not amend The Kraft Heinz Company’s or Kraft's previous SEC filings or restate the financial information included therein and are being provided herein solely to meet the requirements of Rule 3-10(g) of Regulation S-X.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1
The Current Report filed on Form 8-K, as filed by The Kraft Heinz Company with the SEC on August 10, 2015, which updated the presentation of certain financial information for the year ended December 27, 2014, which was originally filed in the Annual Report on Form 10-K by Kraft Foods Group, Inc., refiled solely to reflect the inclusion of Note 17 in connection with Rule 3-10(g) of Regulation S-X.

99.2
Kraft Foods Group, Inc. unaudited condensed consolidated quarterly financial statements and related notes for the fiscal period ended June 27, 2015, that was included as Exhibit 99.1 of The Kraft Heinz Company Current Report on Form 8-K that was filed with the SEC on August 10, 2015, refiled solely to reflect the inclusion of Note 16 in connection with Rule 3-10(g) of Regulation S-X.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: July 7, 2016	By:	/s/ Paulo Basilio
Paulo Basilio
Executive Vice President and Chief Financial Officer